Investment Company Act No. 811-08085


     As filed with the Securities and Exchange Commission on January 7, 1999


                            SCHEDULE 14A INFORMATION

     Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934


Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary  Proxy Statement
[ ] Confidential,  for Use of the Commission Only (as permitted by
     Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12


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                      American Skandia Advisor Funds, Inc.

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Payment of Filing Fee (Check the appropriate box):
[X]      No fee required.

[  ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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         1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
         2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
         4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
         5) Total fee paid:
         -----------------------------------------------------------------------

[  ]     Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)  Amount Previously Paid:
         -----------------------------------------------------------------------
         2)  Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------
         3)  Filing Party:
         -----------------------------------------------------------------------
         4)  Date Filed:
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


                                                                American Skandia
                                                             Advisor Funds, Inc.
                                                                   P.O. Box 8012
                                                           Boston, MA 02266-8012
                                                        Telephone (203) 926-1888
                                                              Fax (203) 929-8071

January 6, 1999

Dear Valued Customer,

     As a shareholder of the ASAF Marsico Capital Growth Fund (the "Fund") of American Skandia Advisor Funds, Inc. ("ASAF"), you are cordially invited to a special meeting of the shareholders of the Fund to be held at the offices of American Skandia Investment Services, Inc. ("ASISI") at One Corporate Drive, Shelton, CT, on February 5, 1999 at 10:00 a.m..

Shareholders of the Fund are being asked to approve or disapprove a proposal to approve a new Sub-Advisory Agreement between American Skandia Investment
Services, Inc. ("ASISI") and Marsico Capital Management, LLC ("Marsico") regarding investment advice to the Fund. As more fully explained in the attached Proxy Statement, because of a recent transaction involving the ownership of Marsico, the prior Sub-Advisory Agreement between ASISI and Marsico regarding the Fund terminated automatically, as a matter of law. The new agreement will be on terms substantially identical to the prior agreement, and approval of the proposal will in no way increase the advisory fees, sub-advisory fees or expenses of the Fund or change the level, nature or quality of services you receive.

Your vote is important no matter how large or small your holdings are. We urge you to read the Proxy Statement thoroughly and to indicate your voting instructions on the enclosed proxy card(s), date and sign it, and return it promptly in the envelope provided to be received by ASAF on or before the close of business on February 4, 1999. If we do not receive sufficient votes to approve these proposals, we may have to send additional mailings or conduct telephone canvassing. Therefore, if you do not return your proxy card(s), you may receive a telephone call from our proxy solicitor D.F. King & Co., Inc. soliciting your vote.

Any questions or concerns you may have regarding the special meetings or the proxies can be directed to your financial representative. If you need assistance in completing your proxy card(s), please contact D.F. King at 1-800-207-3156.

Sincerely,


/s/Gordon C. Boronow
Gordon C. Boronow
Vice President
American Skandia Advisor Funds, Inc.

                      AMERICAN SKANDIA ADVISOR FUNDS, INC.
                               One Corporate Drive
                                  P.O. Box 883
                           Shelton, Connecticut 06484

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                     OF THE
                        ASAF MARSICO CAPITAL GROWTH FUND

                                   To be held
                                February 5, 1999

To the Shareholders of the ASAF Marsico Capital Growth Fund of American Skandia Advisor Funds, Inc.:

         Notice is hereby given that a Special Meeting of Shareholders of the ASAF Marsico Capital Growth Fund (the "Fund") of American Skandia Advisor Funds, Inc. (the "Company") will be held at One Corporate Drive, Shelton, Connecticut 06484 on February 5, 1999 at 10:00 a.m. Eastern Time, or at such adjourned time as may be necessary for the holders of a majority of the outstanding shares of the Fund to vote (the "Meeting"), for the following purposes:

I. To consider the approval of a new Sub-Advisory Agreement between American Skandia Investment Services, Incorporated and Marsico Capital Management, LLC regarding investment advice to ASAF Marsico Capital Growth Fund.

II. To transact such other business as may properly come before the Meeting or any adjournments thereof.

         The matters referred to above are discussed in detail in the Proxy Statement attached to this Notice. The Board of Directors has fixed the close of business on December 14, 1998 as the record date for determining shareholders entitled to notice of, and to vote at, the Meeting, and only holders of record of shares at the close of business on that date are entitled to notice of, and to vote at, the Meeting. Each share of the Fund is entitled to one vote with respect to a proposal on which the Fund's shareholders are entitled to vote.

         You are cordially invited to attend the Meeting. If you do not expect to attend, you are requested to complete, date and sign the enclosed form (or forms) of proxy and return it promptly in the envelope provided for that purpose. The proxy is being solicited on behalf of the Board of Directors.

YOUR VOTE IS IMPORTANT. IN ORDER TO AVOID THE UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY (OR PROXIES), DATE AND SIGN IT, AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE. YOU MAY REVOKE THE PROXY AT ANY TIME PRIOR TO ITS USE. THEREFORE, BY APPEARING AT THE MEETING, AND REQUESTING REVOCATION PRIOR TO THE VOTING, YOU MAY REVOKE THE PROXY AND YOU CAN THEN VOTE IN PERSON.

                                            By order of the Board of Directors


                                            /s/Eric C. Freed
                                            Eric C. Freed
                                            Secretary
                                            American Skandia Advisor Funds, Inc.


January 6, 1999

                                 PROXY STATEMENT

                      AMERICAN SKANDIA ADVISOR FUNDS, INC.
                                  P.O. Box 8012
                        Boston, Massachusetts 02266-8012

                     SPECIAL MEETING OF SHAREHOLDERS OF THE
                        ASAF MARSICO CAPITAL GROWTH FUND

                                   To be held
                                February 5, 1999


         This proxy statement and enclosed form of proxy are being furnished in connection with the solicitation of proxies by the Board of Directors of American Skandia Advisor Funds, Inc. (the "Company") for use at a Special Meeting of the Shareholders of the ASAF Marsico Capital Growth Fund (the "Fund") of the Company to be held at One Corporate Drive, Shelton, Connecticut 06484 on February 5, 1999, at 10:00 a.m. Eastern Time, (the "Meeting"), or at any adjournments thereof, for the purposes set forth in the accompanying Notice of Meeting (the "Notice"). The first mailing of proxies and proxy statements to shareholders is anticipated to be on or about January 8, 1999.

         Voting instructions will be solicited principally by mailing this Proxy Statement and its enclosures, but proxies also may be solicited by telephone, telegraph, or in person by officers or agents of the Company. The Company has engaged D.F. King & Co., Inc. ("D.F. King") to assist in the solicitation of proxies, for a fee that is not expected to exceed $3,000 plus reasonable charges for mailing and telephone costs. Neither the Company nor the Funds will pay any of the costs of the Meetings, including the costs related to the solicitation of proxies.

         You may call D.F. King toll free at 1-800-207-3156 and authorize D.F. King to sign a proxy on your behalf. In addition, as the meeting date approaches, you may receive a phone call from a representative of D.F. King if the Company has not yet received your vote. D.F. King may ask you for authority, by telephone, to permit D.F. King to sign a proxy on your behalf. D.F. King will record all instructions it receives from shareholders by telephone, and the proxies it signs in accordance with those instructions, in accordance with the procedures set forth below that are intended to determine accurately the shareholder's identity and voting instructions.


         When soliciting a proxy by telephone, the D.F. King representative is required to ask you for your full name, address, social security or employer identification number, title (if the person giving the proxy is authorized to act for an entity, such as a corporation), the number of shares of a Fund owned and to confirm that you have received the proxy statement in the mail. The D.F. King representative will then explain the voting process. D.F. King is not permitted to recommend to you how to vote, other than to read any recommendation included in the proxy statement. D.F. King will record your instructions and transmit them to the official tabulator and, within 72 hours, send you a letter or mailgram to confirm your vote. The letter will also ask you to call D.F. King immediately if the confirmation does not reflect your instructions correctly.
The Company will forward proxy materials to record owners for any beneficial owners that such record owners may represent. Neither the Company nor the Fund will pay any of the costs of the Meeting, including the costs related to the solicitation of proxies.

         The Annual Report of the Company, including audited financial statements for the fiscal year ended October 31, 1998 (the "Report"), has been sent to shareholders. The Company will furnish additional copies of the Report to a shareholder upon request, without charge, by writing to the Company at the above address or by calling 1-800-752-6342.


         Shareholders of record at the close of business on December 14, 1998 (the "Record Date") are entitled to notice of, and to vote at, the Meetings. Each shareholder is entitled to one vote for each full share. As of the Record Date, 7,160,437 shares of capital stock of the Fund were outstanding.


         American Skandia Investment Services, Incorporated ("ASISI") is the investment manager for all the Company's funds, including the Fund. ASISI is a wholly-owned subsidiary of American Skandia Investment Holding Corporation ("ASIHC"). ASIHC is also the owner of all the outstanding shares of American Skandia Marketing, Incorporated ("ASM"), which is the distributor of the Fund. The principal offices of ASISI, ASIHC and ASM are located in the same building at One Corporate Drive, Shelton, Connecticut 06484.

         Under a Sub-Advisory Agreement with ASISI, Marsico Capital Management, LLC ("Marsico Capital") serves as sub-advisor to the Fund and, subject to the supervision and control of ASISI and the Board of Directors, determines the securities to be purchased for and sold from the Fund. Marsico Capital, located at 1200 17th Street, Suite 1300, Denver, Colorado 80202, was organized in September 1997. The Chairman and Chief Executive Officer, of Marsico Capital is Thomas F. Marsico Mr. Marsico's address is 1200 17th Street, Suite 1300, Denver, Colorado 80202. 100% of the voting interests in Marsico Capital currently are owned of record by Mr. Marsico and TFM Holdings LLLP ("TFM Holdings"). TFM is a Colorado limited liability partnership whose partners are Mr. Marsico and certain other employees of Marsico Capital.

     The Administrator of the Funds, and every other fund of the Company, is PFPC Inc., a Delaware corporation located at 103 Bellevue Parkway, Wilmington, Delaware 19809.

         Shareholders of the Fund are being asked to consider and vote on a new sub-advisory agreement for the Fund. As explained in more detail below, the existing sub-advisory agreements for the Fund will terminate automatically, by operation of law, upon the consummation of a transaction (the "Transaction") between Marsico Capital and NationsBank N.A. ("NationsBank"), a subsidiary of BankAmerica Corporation and a national bank organized under the laws of the United States, in which NationsBank will acquire 50% of the voting control of Marsico Capital. Shareholders are not being asked to approve the Transaction; rather, they are being asked to continue the existing sub-advisory relationship for the Fund under new contract (the "Sub-Advisory Agreement"). The Transaction and the terms of the New Sub-Advisory Agreement are discussed below. Other than the date of the agreement, the proposed New Sub-Advisory Agreement is identical in form and terms to the present agreement.

         All shares of the Fund held by a shareholder of the Fund will be voted by the Company in accordance with voting instructions received from such shareholder. Proxies submitted without voting instructions will be voted FOR the proposal set forth in the Notice. The Company has fixed the close of business on February 4, 1999 as the last day on which proxies will be accepted.

                                    PROPOSAL

                APPROVAL OF A NEW SUB-ADVISORY AGREEMENT BETWEEN
               AMERICAN SKANDIA INVESTMENT SERVICES, INCORPORATED
                      AND MARSICO CAPITAL MANAGEMENT, LLC

Background

         The Fund. Since the Fund commenced operations on August 19, 1998, ASISI has served as investment adviser to the Fund pursuant to an Investment Management Agreement (the "Investment Management Agreement") with the Company. The Investment Management Agreement, effective August 19, 1998, provides, among other things, that in carrying out its responsibility to supervise and manage all aspects of the Fund's operations, ASISI may engage, subject to the approval of the Board of Directors and, where required, the shareholders of the Fund, a sub-advisor to provide advisory services in relation to the Fund. Under the Investment Management Agreement, ASISI may delegate to a sub-advisor the duty, among other things, to formulate and implement the Fund's investment program, including the duty to determine what issuers and securities will be purchased for and sold from the Fund. In accordance with this provision for delegation of authority, ASISI entered into a sub-advisory agreement (the "Existing Sub-Advisory Agreement"), effective August 19, 1998 with Marsico Capital, pursuant to which those duties were delegated to Marsico Capital. Marsico Capital has served as sub-advisor to the Fund since it commenced operations.

         The Existing Sub-Advisory Agreement was approved by the Board of Directors, including a majority of the Directors who are not "interested persons" of the Company (as defined under the Investment Company Act) (the "Independent Directors"), on June 2, 1998. The Existing Sub-Advisory Agreement was not, and was not required to be, approved by the shareholders of the Fund after the Fund commenced operations.

         The Transaction. On November 5, 1998 Thomas F. Marsico, Chairman and Chief Executive Officer of Marsico Capital, and TFM Holdings and other related entities (the "Marsico Entities"), entered into a transaction agreement (the "Transaction Agreement") with NationsBank pursuant to which the Marsico Entities have agreed to sell to NationsBank (i) 100% of the ownership interest in Marsico Management Holdings ("MMH"), a Delaware limited liability company and (ii) a 50% ownership interest in Marsico Capital. Mr. Marsico, TFM Holdings and a trust for the benefit of members of Mr. Marsico's family will receive $120 million in cash in connection with the sale of such interests. Upon the closing of the Transaction, MMH will become a wholly-owned subsidiary of NationsBank. In addition, NationsBank expects to contribute its ownership interest in Marsico Capital to MMH, so that Marsico Capital will be a 50%-owned subsidiary of MMH.

         Following the completion of the Transaction, the Limited Liability Company Agreement of Marsico Capital will be amended and restated ("Amended LLC Agreement") to reflect the change in ownership of Marsico Capital. Under the Amended LLC Agreement, Marsico Capital will be managed by a board of directors consisting of six members, three to be appointed by TFM Holdings and three to be appointed by NationsBank.

         The names and principal occupations of the initial directors appointed by TFM Holdings are as follows: Thomas F. Marsico, Chairman and Chief Executive Officer of Marsico Capital; Barbara M. Japha, President of Marsico Capital; and Christopher J. Marsico, Chief Operating Officer of Marsico Capital. The address for each of these individuals is 1200 17th Street, Suite 1300, Denver, CO, 80202.

         The names, principal occupations and addresses of the initial NationsBank designated directors of MCM are as follows: Owen G. (Bob) Shell, Jr., President, Wealth Management, NationsBank N.A., NationsBank Plaza, 800 Market St., St. Louis, MO, 63101-2607; Michael E. O'Neill, President, Principal Investment and Wealth Management, BankAmerica Corp., 40th Floor, 555 California Street, San Francisco, CA 94104; and Robert H. Gordon, Senior Vice President, Consumer Investing Group, NationsBank N.A., and President of NationsBanc Advisors Inc., NationsBank Plaza, 101 S. Tryon St., Charlotte, NC 28255-0001.


         The Transaction is subject to a number of conditions, including the receipt of shareholder approval of investment company portfolios for which Marsico Capital serves in an investment advisory capacity and consent of other of Marsico Capital's investment advisory clients representing a specified amount of Marsico Capital's assets under management. Moreover, certain regulatory approvals may need to be obtained prior to the consummation of the Transaction.

         Shareholder approval of the New Sub-Advisory Agreement is being sought because the Transaction will result in an "assignment" (as defined by the Investment Company Act) of the Existing Sub-Advisory Agreement, resulting in the Existing Sub-Advisory Agreement's automatic termination. If shareholders do not approve the New Sub-Advisory Agreement, the Transaction may not occur because of the condition noted above. If shareholder approval is not obtained and the Transaction nonetheless takes place, ASISI will retain Marsico Capital or another sub-advisor, who will be compensated as permitted by applicable law, to serve on an interim basis until shareholder approval of a sub-advisory agreement with a new sub-advisor can be obtained.


         The Company has been advised that the Transaction will not affect Marsico Capital's day-to-day operations, its investment process or its portfolio management team. Thomas F. Marsico, who has managed the Fund since its inception, will continue to serve as the Chairman and Chief Executive Officer of Marsico Capital and to manage the Fund following completion of the Transaction.

         NationsBank. NationsBank, a national banking association having its principal place of business in Charlotte, North Carolina, is a subsidiary of BankAmerica Corporation. The merger of BankAmerica Corporation and NationsBank Corporation on September 30, 1998 resulted in the second largest banking organization in the United States, BankAmerica Corporation, with approximately $570 billion in assets serving approximately 30 million households, as well as the world's largest banking group in terms of market capitalization (over $139.5 billion).

         Based on Securities and Exchange Commission ("SEC") filings, NationsBank has informed the Company that it is not aware of any persons who, as of September 30, 1998, either individually or as a group, beneficially owned more than 10% of BankAmerica Corporation's outstanding voting securities.

         The information set forth above concerning Marsico Capital, NationsBank and the Transaction has been provided to the Fund by Marsico Capital.

Evaluation of the Board of Directors

         At a meeting of the Board of Directors of the Company held in person on December 16, 1998, the Board of Directors gave approval to the New Sub-Advisory Agreement, and authorized the officers of the Company to prepare this proxy statement. At the meeting, the terms and conditions of the New Sub-Advisory Agreement were reviewed with the Board of Directors and the Board of Directors received information concerning the Transaction and its anticipated effect upon Marsico Capital's ability to perform its responsibilities in respect of the Fund. In evaluating the New Sub-Advisory Agreement, the Board of Directors considered the fact that the Existing Sub-Advisory Agreement is identical to the New Sub-Advisory Agreement (except for its effective date), including the terms relating to the services to be provided and the fees to be paid to Marsico Capital thereunder. The Board of Directors considered the performance of Marsico Capital to date in providing services to the Fund, and the skills and capabilities of the personnel of Marsico Capital.

         The Board of Directors considered to be particularly important assurances from Marsico Capital and NationsBank that the Transaction, if completed, will not have any adverse effect on the nature, quality or extent of the services that Marsico Capital provides to the Fund. The Board of Directors also considered assurances from Marsico Capital and NationsBank that Marsico Capital would operate separately from NationsBank with substantial autonomy, and that it was not NationsBank's intention to attempt to influence Marsico Capital's investment decisions. In addition, the Board of Directors considered the facts that Thomas F. Marsico would continue to serve as Chairman and Chief Executive Officer of Marsico Capital and to have a significant ownership interest in Marsico Capital, that Mr. Marsico would continue to manage the Fund and that appropriate incentives will be continued to retain other members of the senior management of Marsico Capital and to assure that Marsico Capital will continue to furnish high quality services to the Fund. The Board of Directors also considered NationsBank's substantial resources.

         Based on the Board of Directors' review and their evaluation of the materials they received, and in consideration of all factors deemed relevant to them, the Board of Directors determined that the New Sub-Advisory Agreement is in the best interests of the Fund and its shareholders. Accordingly, the Board of Directors, including all of the Independent Directors, voted to recommend that the Fund's shareholders vote to approve the New Sub-Advisory Agreement.

The New and Existing Sub-Advisory Agreements

         The New Sub-Advisory Agreement, which is attached to this Proxy Statement as Exhibit A, will become effective as of the consummation of the Transaction, contingent upon approval by the shareholders of the Fund. If the shareholders approve the New Sub-Advisory Agreement, it will remain in effect for an initial term of one year from its effective date, and may be renewed annually thereafter by specific approval of the Board of Directors or the shareholders of the Fund. As discussed above, all of the terms and provisions of the New Sub-Advisory Agreement, other than its effective date, are the same as those of the Existing Sub-Advisory Agreement. Those terms and provisions are summarized below.


         Under  the  terms  of the New  Sub-Advisory  Agreement,  as  under  the
Existing Sub-Advisory Agreement, Marsico Capital will agree to furnish the Investment Manager with investment advisory services in connection with continuous investment programs for the Fund, which is to be managed in accordance with its investment objectives, investment policies and restrictions as set forth in the Prospectus and Statement of Additional Information of the Company and in accordance with the Company's Articles of Incorporation and By-laws. Subject to the supervision and control of the Investment Manager, which in turn will be subject to the supervision and control of the Board of Directors, Marsico Capital, in its discretion, will determine and select the securities to be purchased for and sold from the Fund and place orders with and give instructions to brokers, dealers and others to cause such transactions to be executed.


         Under the terms of the New Sub-Advisory Agreement, as under the Existing Sub-Advisory Agreement, sub-advisory fees are payable by ASISI, not by the Fund or its shareholders. For its fee, Marsico Capital will agree to furnish at its expense all necessary investment facilities, including salaries of personnel, required for it to execute its duties under the New Sub-Advisory Agreement. Marsico Capital's compensation for the services provided under the New Sub-Advisory Agreement will be computed at an annual rate and will be payable monthly in arrears, based on the average daily net assets of the Fund for each month. For all services rendered to the Fund, ASISI will calculate and pay Marsico Capital at the annual rate of .45% of the Fund's average daily net assets. The aggregate fee paid by ASISI to Marsico Capital for services rendered under the Existing Sub-Advisory Agreement for the period from August 19, 1998 (commencement of operations) to October 31, 1998 was $19,698.

         The New Sub-Advisory Agreement is renewable annually by specific approval of the Board of Directors or by vote of a majority of the outstanding voting securities of the Fund (as defined under the Investment Company Act). Any renewal by the Board requires the approval by the vote of a majority of the Independent Directors, cast in person at a meeting called for the purpose of voting on such renewal. The New Sub-Advisory Agreement may be terminated at any time without penalty upon 60 days' written notice to the other party to the agreement, and will automatically terminate in the event of its "assignment" by either party (as defined under the Investment Company Act) or (provided Marsico Capital has received prior written notice thereof) upon termination of the Investment Management Agreement.

         Under the terms of the New Sub-Advisory Agreement, as under the Existing Sub-Advisory Agreement, in the absence of willful misconduct, bad faith, gross negligence or reckless disregard by Marsico Capital of its obligations under the New Sub-Advisory Agreement, Marsico Capital shall not be liable to the Company, the Fund, the Fund's shareholders or ASISI for any loss suffered by such persons in connection with the services provided under the New Sub-Advisory Agreement. The New Sub-Advisory Agreement provides, however, that the foregoing provision does not constitute a waiver of any rights that the Company, the Fund, or ASISI may have under applicable law.

Information Concerning Marsico Capital

     Marsico Capital provides investment advice to registered investment companies that are distributed to retail investors as well as investment companies that serve as funding vehicles for variable life insurance policies and variable annuity contracts. As of September 30, 1998 Marsico Capital served as advisor or sub-advisor to nine registered investment company portfolios. These nine portfolios had aggregate assets of approximately $1.8 billion as of September 30, 1998. Marsico Capital also provides investment advice to institutions other than registered investment companies and to individuals.

     The following table lists other investment companies or investment company portfolios for which Marsico Capital acts as investment advisor or sub-advisor that have similar investment objectives as the Fund, as well as the rate of advisory or sub-advisory compensation payable to Marsico Capital and the net assets of the fund or portfolio.

------------------- ------------- --------------- ------------ ----------------
FUND                OBJECTIVE     INVESTMENT      FEE RATE     NET ASSETS AS
                                  ADVISER                      OF SEPTEMBER
                                  OR                           30, 1998
                                  SUB-ADVISOR

------------------- ------------- --------------- ------------ ----------------
------------------- ------------- --------------- ------------ ----------------
Marsico Focus Fund  Capital       Investment      .45%            $860,000,000
                    Gr            Advisor
------------------- ------------- --------------- ------------ ----------------
------------------- ------------- --------------- ------------ ----------------
Marsico Growth &    Capital       Investment      .45%            $261,000,000
Income Fund         Growth        Advisor

------------------- ------------- --------------- ------------ ----------------
------------------- ------------- --------------- ------------ ----------------
Nations Marsico     Capital       Sub-            .45%            $184,000,000
Focused Equities    Growth        Advisor
Fund

------------------- ------------- --------------- ------------ ----------------
------------------- ------------- --------------- ------------ ----------------
Nations Marsico     Capital       Sub-            .45%             $63,000,000
Growth & Income     Growth        Advisor
Fund

------------------- ------------- --------------- ------------ ----------------
------------------- ------------- --------------- ------------ ----------------
Nations Annuity     Capital       Sub-            .45%             $14,000,000
Trust -Nations      Growth        Advisor
Marsico Focused
Equities Fund

------------------- ------------- --------------- ------------ ----------------
------------------- ------------- --------------- ------------ ----------------
Nations Annuity     Capital       Sub-            .45%             $10,000,000
Trust-Nations       Growth        Advisor
Marsico Growth &
Income Fund

------------------- ------------- --------------- ------------ ----------------
------------------- ------------- --------------- ------------ ----------------
American Skandia    Capital       Sub-            .45%            $383,679,000
Trust - AST         Growth        Advisor
Marsico Capital
Growth Portfolio

------------------- ------------- --------------- ------------ ----------------

     Marsico Capital was established in September 1997 by Thomas F. Marsico and TFM Holdings. It is a Delaware limited liability company. The principal source of Marsico Capital's income is professional fees received from providing continuing investment advice. Mr. Marsico is the Chairman and Chief Executive Officer of Marsico Capital and also is President and Chief Investment Officer of the Marsico Focus Fund and the Marsico Growth & Income Fund, registered mutual fund portfolios. Prior to forming Marsico Capital, Mr. Marsico served as Executive Vice President and Portfolio Manager at Janus Capital Corporation ("Janus"). Mr. Marsico joined Janus in 1986 and served as the Portfolio Manager of the Janus Twenty Fund from January 31, 1988 through August 11, 1997 and served in the same capacity for the Janus Growth and Income Fund from May 31, 1991 (that fund's inception) through August 11, 1997.

     The Board of Directors of Marsico Capital is presently  comprised of Thomas
F. Marsico, the chairman and Chief Executive Officer of Marsico Capital; Barbara
M. Japha, the President of Marsico Capital; and Christopher J. Marsico, Chief Operating Officer of Marsico Capital.

     All of the outstanding interests of Marsico Capital are held of record by Thomas F. Marsico and TFM Holdings.

     Section 15(f). The Company has been informed by Marsico Capital and NationsBank that they intend to comply with Section 15(f) of the Investment Company Act. Section 15(f) provides a non-exclusive "safe harbor" for an investment adviser or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment advisor as long as two conditions are met. First, for a period of three years after the change of control, at least 75% of the board members of the investment company must not be "interested persons" of the adviser or the predecessor advisor. Second, an "unfair burden" must not be imposed on the investment company as a result of the transaction or any express or implied terms, conditions, or understandings applicable thereto. The term "unfair burden" is defined in Section 15(f) to include any arrangement during the two-year period after the transaction whereby the investment advisor, or any interested person of any such advisor, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company). None of the Company's Board of Directors are interested persons of Marsico, NationsBank or BankAmerica Corporation. In addition, the Company has been advised that none of Marsico Capital, NationsBank or BankAmerica Corporation, or any other party that is an interested person of Marsico Capital will take any action, either before or for a period of three years after the Transaction, that would have the effect of imposing an "unfair burden" on the Company as a result of the Transaction. Marsico Capital has undertaken to pay all costs and expenses of the Meeting.

Other Matters and Shareholder Proposals


     The following table sets forth, as of December 3, 1998, each shareholder who owns more than 5% of any class of the Fund's shares.

--------------- ------------------------ ---------------------- ----------------
                Name and Address of      Number of Shares        Percent of
Class           Beneficial Owner         Beneficially Owned*       Class
--------------- ------------------------ ---------------------- ----------------
--------------- ------------------------ ---------------------- ----------------
A               Donaldson Lufkin                   184,818.21             15.93%
                Jenrette Securities
                Corporation, Inc.
--------------- ------------------------ ---------------------- ----------------


*As  defined  by  the  Securities  and  Exchange   Commission,   a  security  is
beneficially owned by a person if that person has or shares voting power or investment power with respect to the security.

         The Directors and Officers of the Company as a group owned less than 1% of the shares of each class of the Fund.

         Prior to the public offering of the Company's shares, ASISI owned all of the outstanding shares of the Fund and the other investment portfolios of the Company. As a result of such public offering, which commenced on August 19, 1998, ASISI may be deemed to have ceased to control the Company.

         The Board of Directors intends to bring before the Meeting the Proposal set forth herein and in the foregoing Notice. The Directors do not expect any other business to be brought before the Meeting. If, however, any other matters are properly presented to the Meeting for action, it is intended that the persons named in the enclosed proxy will vote in accordance with their judgment. A shareholder executing and returning a proxy may revoke it at any time prior to its exercise by written notice of such revocation to the Secretary of the Company, by execution of a subsequent proxy, or by voting in person at the Meeting.

         The presence in person or by proxy of the holders of a majority of the outstanding shares is required to constitute a quorum at the Meeting. Shares beneficially held by shareholders present in person or represented by proxy at the Meeting will be counted for the purpose of calculating the votes cast on the issues before the Meeting. Approval of the proposal requires the vote of a "majority of the outstanding voting securities," as defined in the Investment Company Act, of the Fund, which means the vote of 67% or more of the shares of the Fund present at the Meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or the vote of more than 50% of the outstanding shares of the Fund, whichever is less.

         Shares held by shareholders present in person or represented by proxy at the Meeting will be counted both for the purposes of determining the presence of a quorum and for calculating the votes cast on the issues before the Meeting. An abstention by a shareholder, either by proxy or by vote in person at the Meeting, has the same effect as a negative vote. Shares held by a broker or other fiduciary as record owner for the account of the beneficial owner are counted toward the required quorum and in calculating the votes cast at the Meeting if the beneficial owner has executed and timely delivered the necessary instructions for the broker to vote the shares, or if the broker has and exercises discretionary voting power.

         In order to reduce costs, notices to shareholders having more than one account in the Fund listed under the same Social Security number and zip code have been combined. However, shareholders will receive a separate proxy card for each account they own. Therefore, it is important to mark, sign, date, and return all proxy cards included in your package.

         In the event that sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR or AGAINST any such adjournment proposal in their discretion.

         The Company is not required to hold and will not ordinarily hold annual shareholders' meetings. The Board of Directors may call special meetings of the shareholders for action by shareholder vote as required by the Investment Company Act or the Company's Articles of Incorporation and By-laws.

         Pursuant to rules adopted by the Commission, a shareholder may include in proxy statements relating to annual and other meetings of the shareholders of the Company certain proposals for shareholder action which he or she intends to introduce at such meetings; provided, among other things, that such proposal must be received by the Company a reasonable time before a solicitation of proxies is made for such meeting. Timely submission of a proposal does not necessarily mean that the proposal will be included.

                                          By order of the Board of Directors


                                          /s/Eric C. Freed
                                          Eric C. Freed
                                          Secretary
                                          American Skandia Advisor Funds, Inc.

Exhibit A

                      AMERICAN SKANDIA ADVISOR FUNDS, INC.
                             SUB-ADVISORY AGREEMENT


THIS AGREEMENT is between American  Skandia  Investment  Services,  Incorporated
(the   "Investment   Manager")  and  Marsico   Capital   Management,   LLC  (the
"Sub-Adviser").

                               W I T N E S S E T H

WHEREAS, American Skandia Advisor Funds, Inc. (the "Company") is a Maryland corporation organized with one or more series of shares and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "ICA"); and

WHEREAS, the Investment Manager and the Sub-Adviser each is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"); and

WHEREAS, the Board of Directors of the Company (the "Directors") have engaged the Investment Manager to act as investment manager for the ASAF Marsico Capital Growth Fund (the "Fund"), one series of the Company, under the terms of a management agreement, dated August 19, 1998, with the Company (the "Management Agreement"); and

WHEREAS, the Investment Manager, acting pursuant to the Management Agreement, wishes to engage the Sub-Adviser, and the Directors have approved the engagement of the Sub-Adviser, to provide investment advice and other investment services set forth below.

NOW, THEREFORE, the Investment Manager and the Sub-Adviser agree as follows:

1. Investment Services. The Sub-Adviser will formulate and implement a continuous investment program for the Fund conforming to the investment objective, investment policies and restrictions of the Fund as set forth in the Prospectus and Statement of Additional Information of the Company as in effect from time to time (together, the "Registration Statement"), the Articles of Incorporation and By-laws of the Company, and any investment guidelines or other instructions received by the Sub-Adviser in writing from the Investment Manager from time to time. Any amendments to the foregoing documents will not be deemed effective with respect to the Sub-Adviser until the Sub-Adviser's receipt thereof. The appropriate officers and employees of the Sub-Adviser will be available to consult with the Investment Manager, the Company and the Directors at reasonable times and upon reasonable notice concerning the business of the Company, including valuations of securities which are not registered for public sale, not traded on any securities market or otherwise may be deemed illiquid for purposes of the ICA; provided it is understood that the Sub-Adviser is not responsible for daily pricing of the Fund's assets.

         Subject to the supervision and control of the Investment Manager, which in turn is subject to the supervision and control of the Directors, the Sub-Adviser in its discretion will determine which issuers and securities will be purchased, held, sold or exchanged by the Fund or otherwise represented in the Fund's investment portfolio from time to time and, subject to the provisions of paragraph 3 of this Agreement, will place orders with and give instructions to brokers, dealers and others for all such transactions and cause such transactions to be executed. Custody of the Fund will be maintained by a custodian bank (the "Custodian") and the Investment Manager will authorize the Custodian to honor orders and instructions by employees of the Sub-Adviser designated by the Sub-Adviser to settle transactions in respect of the Fund. No assets may be withdrawn from the Fund other than for settlement of transactions on behalf of the Fund except upon the written authorization of appropriate officers of the Company who shall have been certified as such by proper authorities of the Company prior to the withdrawal.

         The Sub-Adviser will not be responsible for the provision of administrative, bookkeeping or accounting services to the Fund except as specifically provided herein, as required by the ICA or the Advisers Act or as may be necessary for the Sub-Adviser to supply to the Investment Manager, the Fund or the Fund's shareholders the information required to be provided by the Sub-Adviser hereunder. Any records maintained hereunder shall be the property of the Fund and surrendered promptly upon request.

         In furnishing the services under this Agreement, the Sub-Adviser will comply with and use its best efforts to enable the Fund to conform to the requirements of: (i) the ICA and the regulations promulgated thereunder; (ii) Subchapter M of the Internal Revenue Code and the regulations promulgated thereunder; (iii) other applicable provisions of state or federal law; (iv) the Articles of Incorporation and By-laws of the Company; (v) policies and determinations of the Company and the Investment Manager provided to the Sub-Adviser in writing; (vi) the fundamental and non-fundamental investment policies and restrictions applicable to the Fund, as set out in the Registration Statement of the Company in effect, or as such investment policies and restrictions from time to time may be amended by the Fund's shareholders or the Directors and communicated to the Sub-Adviser in writing; (vii) the Registration Statement; and (viii) investment guidelines or other instructions received in writing from the Investment Manager. Notwithstanding the foregoing, the Sub-Adviser shall have no responsibility to monitor compliance with limitations or restrictions for which information from the Investment Manager or its authorized agents is required to enable the Sub-Adviser to monitor compliance with such limitations or restrictions unless such information is provided to the Sub-adviser in writing. The Sub-Adviser shall supervise and monitor the activities of its representatives, personnel and agents in connection with the investment program of the Fund.

         Nothing in this Agreement shall be implied to prevent the Investment Manager from engaging other sub-advisers to provide investment advice and other services to the Fund or to series or portfolios of the Company for which the Sub-Adviser does not provide such services, or to prevent the Investment Manager from providing such services itself in relation to the Fund or such other series or portfolios.

         The Sub-Adviser  shall be responsible for the preparation and filing of
Schedule 13-G and Form 13-F on behalf of the Fund. The Sub-Adviser shall not be responsible for the preparation or filing of any other reports required of the Fund by any governmental or regulatory agency, except as expressly agreed in writing.

2. Investment Advisory Facilities. The Sub-Adviser, at its expense, will furnish all necessary investment facilities, including salaries of personnel, required for it to execute its duties hereunder.

3. Execution of Fund Transactions. In connection with the investment and reinvestment of the assets of the Fund, the Sub-Adviser is responsible for the selection of broker-dealers to execute purchase and sale transactions for the Fund in conformity with the policy regarding brokerage as set forth in the Registration Statement, or as the Directors may determine from time to time, as well as the negotiation of brokerage commission rates with such executing broker-dealers. Generally, the Sub-Adviser's primary consideration in placing Fund investment transactions with broker-dealers for execution will be to obtain, and maintain the availability of, best execution at the best available price.

         Consistent   with  this   policy,   the   Sub-Adviser,   in   selecting
broker-dealers and negotiating brokerage commission rates, will take all relevant factors into consideration, including, but not limited to: the best price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis. Subject to such policies and procedures as the Directors may determine, the Sub-Adviser shall have discretion to effect investment transactions for the Fund through broker-dealers (including, to the extent permissible under applicable law, broker-dealers affiliated with the Sub-Adviser) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and to cause the Fund to pay any such broker-dealers an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker-dealer, viewed in terms of either that particular investment transaction or the Sub-Adviser's overall responsibilities with respect to the Fund and other accounts as to which the Sub-Adviser exercises investment discretion (as such term is defined in section 3(a)(35) of the 1934 Act). Allocation of orders placed by the Sub-Adviser on behalf of the Fund to such broker-dealers shall be in such amounts and proportions as the Sub-Adviser shall determine in good faith in conformity with its responsibilities under applicable laws, rules and regulations. The Sub-Adviser will submit reports on such allocations to the Investment Manager regularly as requested by the Investment Manager, in such form as may be mutually agreed to by the parties hereto, indicating the broker-dealers to whom such allocations have been made and the basis therefor.

         Subject to the foregoing provisions of this paragraph 3, the Sub-Adviser may also consider sales of shares of the Fund, or may consider recommendations of the Investment Manager that takes such sales into account, as factors in the selection of broker-dealers to effect the Fund's investment transactions. Notwithstanding the above, nothing shall require the Sub-Adviser to use a broker-dealer which provides research services or to use a particular broker-dealer which the Investment Manager has recommended.

4. Reports by the Sub-Adviser. The Sub-Adviser shall furnish the Investment Manager monthly, quarterly and annual reports, in such form as may be mutually agreed to by the parties hereto, concerning transactions and performance of the Fund, including information required in the Registration Statement or information necessary for the Investment Manager to review the Fund or discuss the management of it. The Sub-Adviser shall permit the books and records maintained with respect to the Fund to be inspected and audited by the Company, the Investment Manager or their respective agents at all reasonable times during normal business hours upon reasonable notice. The Sub-Adviser shall immediately notify both the Investment Manager and the Company of any legal process served upon it in connection with its activities hereunder, including any legal process served upon it on behalf of the Investment Manager, the Fund or the Company. The Sub-Adviser shall promptly notify the Investment Manager of any changes in any information regarding the Sub-Adviser or the investment program for the Fund as described in the Registration Statement.

5. Compensation of the Sub-Adviser. The amount of the compensation to the Sub-Adviser is computed at an annual rate. The fee shall be payable monthly in arrears, based on the average daily net assets of the Fund for each month, at the annual rate set forth in Exhibit A to this Agreement.

         In computing the fee to be paid to the Sub-Adviser, the net asset value of the Fund shall be valued as set forth in the Registration Statement. If this Agreement is terminated, the payment described herein shall be prorated to the date of termination.

         The Investment Manager and the Sub-Adviser shall not be considered as partners or participants in a joint venture. The Sub-Adviser will pay its own expenses for the services to be provided pursuant to this Agreement and will not be obligated to pay any expenses of the Investment Manager, the Fund or the Company. Except as otherwise specifically provided herein, the Investment Manager, the Fund and the Company will not be obligated to pay any expenses of the Sub-Adviser.

6. Delivery of Documents to the Sub-Adviser. The Investment Manager has furnished the Sub-Adviser with true, correct and complete copies of each of the following documents:

     (a) The Articles of Incorporation of the Company, as in effect on the date hereof;

     (b)  The By-laws of the Company, as in effect on the date hereof;

     (c) The resolutions of the Directors approving the engagement of the Sub-Adviser as portfolio manager of the Fund and approving the form of this Agreement;

     (d) The resolutions of the Directors selecting the Investment Manager as investment manager to the Fund and approving the form of the Management Agreement;

     (e)  The Management Agreement;

     (f) The Code of Ethics of the Company and of the Investment Manager, as in effect on the date hereof;

     (g)  The most recent Registration Statement;

     (h) The Investment Manager's Form ADV as filed with the Securities and Exchange Commission as of the date hereof; and

     (i) A list of companies the securities of which are not to be bought or sold for the Fund.

         The Investment Manager will furnish the Sub-Adviser from time to time with copies, properly certified or otherwise authenticated, of all amendments of or supplements to the foregoing, if any. Such amendments or supplements as to items (a) through (h) above will be provided within 30 days of the time such materials become available to the Investment Manager. Such amendments or supplements as to item (i) above will be provided not later than the end of the business day next following the date such amendments or supplements become known to the Investment Manager. Any amendments or supplements to the foregoing will not be deemed effective with respect to the Sub-Adviser until the Sub-Adviser's receipt thereof. The Investment Manager will provide such additional information as the Sub-Adviser may reasonably request in connection with the performance of its duties hereunder.

7. Delivery of Documents to the Investment Manager. The Sub-Adviser has furnished the Investment Manager with true, correct and complete copies of each of the following documents:

     (a) The Sub-Adviser's Form ADV as filed with the Securities and Exchange Commission as of the date hereof;

     (b)  The Sub-Adviser's most recent balance sheet;

     (c)  Separate  lists  of  persons  who  the  Sub-Adviser   wishes  to  have
          authorized to give written and/or oral instructions to Custodians of Company assets for the Fund; and

     (d) The Code of Ethics of the Sub-Adviser, as in effect on the date hereof.

         The Sub-Adviser will furnish the Investment Manager from time to time with copies, properly certified or otherwise authenticated, of all amendments of or supplements to the foregoing, if any. Such amendments or supplements will be provided within 30 days of the time such materials become available to the Sub-Adviser. Any amendments or supplements to the foregoing will not be deemed effective with respect to the Investment Manager until the Investment Manager's receipt thereof. The Sub-Adviser will provide additional information as the Investment Manager may reasonably request in connection with the Sub-Adviser's performance of its duties under this Agreement.

8. Confidential Treatment. The parties hereto understand that any information or recommendation supplied by the Sub-Adviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Investment Manager, the Company or such persons the Investment Manager may designate in connection with the Fund. The parties also understand that any information supplied to the Sub-Adviser in connection with the performance of its obligations hereunder, particularly, but not limited to, any list of securities which may not be bought or sold for the Fund, is to be regarded as confidential and for use only by the Sub-Adviser in connection with its obligation to provide investment advice and other services to the Fund.

9. Representations of the Parties. Each party hereto hereby further represents and warrants to the other that: (i) it is registered as an investment adviser under the Advisers Act and is registered or licensed as an investment adviser under the laws of all jurisdictions in which its activities require it to be so registered or licensed; and (ii) it will use its reasonable best efforts to maintain each such registration or license in effect at all times during the term of this Agreement; and (iii) it will promptly notify the other if it ceases to be so registered, if its registration is suspended for any reason, or if it is notified by any regulatory organization or court of competent jurisdiction that it should show cause why its registration should not be suspended or terminated; and (iv) it is duly authorized to enter into this Agreement and to perform its obligations hereunder.

         The Sub-Adviser further represents that it has adopted a written Code of Ethics in compliance with Rule 17j-1(b) of the ICA. The Sub-Adviser shall be subject to such Code of Ethics, and shall not be subject to any other Code of Ethics, including the Investment Manager's Code of Ethics, unless specifically adopted by the Sub-Adviser. The Investment Manager further represents and warrants to the Sub-Adviser that (i) the appointment of the Sub-Adviser by the Investment Manager has been duly authorized and (ii) it has acted and will continue to act in connection with the transactions contemplated hereby, and the transactions contemplated hereby are, in conformity with the ICA, the Company's governing documents and other applicable law.

10. Liability. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations hereunder, the Sub-Adviser shall not be liable to the Company, the Fund, the Fund's shareholders or the Investment Manager for any act or omission resulting in any loss suffered by the Company, the Fund, the Fund's shareholders or the Investment Manager in connection with any service to be provided herein. The Federal laws impose responsibilities under certain circumstances on persons who act in good faith, and therefore, nothing herein shall in any way constitute a waiver or limitation of any rights which the Company, the Fund or the Investment Manager may have under applicable law.

11. Other Activities of the Sub-Adviser. The Investment Manager agrees that the Sub-Adviser and any of its partners or employees, and persons affiliated with the Sub-Adviser or with any such partner or employee, may render investment management or advisory services to other investors and institutions, and that such investors and institutions may own, purchase or sell, securities or other interests in property that are the same as, similar to, or different from those which are selected for purchase, holding or sale for the Fund. The Investment Manager further acknowledges that the Sub-Adviser shall be in all respects free to take action with respect to investments in securities or other interests in property that are the same as, similar to, or different from those selected for purchase, holding or sale for the Fund. The Investment Manager understands that the Sub-Adviser shall not favor or disfavor any of the Sub-Adviser's clients or class of clients in the allocation of investment opportunities, so that to the extent practical, such opportunities will be allocated among the Sub-Adviser's clients over a period of time on a fair and equitable basis. Nothing in this Agreement shall impose upon the Sub-Adviser any obligation (i) to purchase or sell, or recommend for purchase or sale, for the Fund any security which the Sub-Adviser, its partners, affiliates or employees may purchase or sell for the Sub-Adviser or such partner's, affiliate's or employee's own accounts or for the account of any other client of the Sub-Adviser, advisory or otherwise, or (ii) to abstain from the purchase or sale of any security for the Sub-Adviser's other clients, advisory or otherwise, which the Investment Manager has placed on the list provided pursuant to paragraph 6(i) of this Agreement.

12. Continuance and Termination. This Agreement shall remain in full force and effect for one year from the date hereof, and is renewable annually thereafter by specific approval of the Directors or by vote of a majority of the outstanding voting securities of the Fund. Any such renewal shall be approved by the vote of a majority of the Directors who are not interested persons under the ICA, cast in person at a meeting called for the purpose of voting on such renewal. This Agreement may be terminated without penalty at any time by the Investment Manager or the Sub-Adviser upon 60 days written notice, and will automatically terminate in the event of (i) its "assignment" by either party to this Agreement, as such term is defined in the ICA, subject to such exemptions as may be granted by the Securities and Exchange Commission by rule, regulation or order, or (ii) upon termination of the Management Agreement, provided the Sub-Adviser has received prior written notice thereof.

13. Notification. The Sub-Adviser will notify the Investment Manager within a reasonable time of any change in the personnel of the Sub-Adviser with responsibility for making investment decisions in relation to the Fund (the "Portfolio Manager(s)") or who have been authorized to give instructions to the Custodian. The Sub-adviser shall be responsible for reasonable out-of-pocket costs and expenses incurred by the Investment Manager, the Fund or the Company to amend or supplement the Company's prospectus to reflect a change in Portfolio Manager(s) or otherwise to comply with the ICA, the Securities Act of 1933, as amended (the "1933 Act") or any other applicable statute, law, rule or regulation, as a result of such change; provided, however, that the Sub-Adviser shall not be responsible for such costs and expenses where the change in Portfolio Manager(s) reflects the termination of employment of the Portfolio Manager(s) with the Sub-Adviser and its affiliates or is the result of a request by the Investment Manager or is due to other circumstances beyond the Sub-Adviser's control.

         Any notice, instruction or other communication required or contemplated by this Agreement shall be in writing. All such communications shall be addressed to the recipient at the address set forth below, provided that either party may, by notice, designate a different recipient and/or address for such party.

Investment Manager:        American Skandia Investment Services, Incorporated
                           One Corporate Drive
                           Shelton, Connecticut  06484
                           Attention:  John Birch
                           Senior Vice President & Chief Operating Officer

Sub-Adviser:               Marsico Capital Management, LLC
                           1200 17th Street
                           Suite 1300
                           Denver, Colorado 80202
                           Attention: Barbara Japha, Esq.

Company:                   American Skandia Advisor Funds, Inc.
                           One Corporate Drive
                           Shelton, Connecticut 06484
                           Attention: Eric C. Freed, Esq.

14. Indemnification. The Sub-Adviser agrees to indemnify and hold harmless the Investment Manager, any affiliated person within the meaning of Section 2(a)(3) of the ICA ("affiliated person") of the Investment Manager and each person, if any who, within the meaning of Section 15 of the 1933 Act, controls ("controlling person") the Investment Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Investment Manager or such affiliated person or controlling person of the Investment Manager may become subject under the 1933 Act, the ICA, the Advisers Act, under any other statute, law, rule or regulation at common law or otherwise, arising out of the Sub-Adviser's responsibilities hereunder (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence by the Sub-Adviser, any of the Sub-Adviser's employees or representatives or any affiliate of or any person acting on behalf of the Sub-Adviser, or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, including any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made in reliance upon and in conformity with written information furnished by the Sub-Adviser to the Investment Manager, the Fund, the Company or any affiliated person of the Investment Manager, the Fund or the Company or upon verbal information confirmed by the Sub-Adviser in writing, or (3) to the extent of, and as a result of, the failure of the Sub-Adviser to execute, or cause to be executed, portfolio investment transactions according to the requirements of the ICA; provided, however, that in no case is the Sub-Adviser's indemnity in favor of the Investment Manager or any affiliated person or controlling person of the Investment Manager deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

         The Investment Manager agrees to indemnify and hold harmless the Sub-Adviser, any affiliated person of the Sub-Adviser and each controlling person of the Sub-Adviser, if any, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Sub-Adviser or such affiliated person or controlling person of the Sub-Adviser may become subject under the 1933 Act, the ICA, the Advisers Act, under any other statute, law, rule or regulation, at common law or otherwise, arising out of the Investment Manager's responsibilities as investment manager of the Fund (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence by the Investment Manager, any of the Investment Manager's employees or representatives or any affiliate of or any person acting on behalf of the Investment Manager, or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, including any amendment thereof or any supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made other than in reliance upon and in conformity with written information furnished by the Sub-Adviser, or any affiliated person of the Sub-Adviser or other than upon verbal information confirmed by the Sub-Adviser in writing; provided, however, that in no case is the Investment Manager's indemnity in favor of the Sub-Adviser or any affiliated person or controlling person of the Sub-Adviser deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement. It is agreed that the Investment Manager's indemnification obligations under this Section 14 will extend to expenses and costs (including reasonable attorneys fees) incurred by the Sub-Adviser as a result of any litigation brought by the Investment Manager alleging the Sub-Adviser's failure to perform its obligations and duties in the manner required under this Agreement unless judgment is rendered for the Investment Manager.

15. Conflict of Laws. The provisions of this Agreement shall be subject to all applicable statutes, laws, rules and regulations, including, without limitation, the applicable provisions of the ICA and rules and regulations promulgated thereunder. To the extent that any provision contained herein conflicts with any such applicable provision of law or regulation, the latter shall control. The terms and provisions of this Agreement shall be interpreted and defined in a manner consistent with the provisions and definitions of the ICA. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall continue in full force and effect and shall not be affected by such invalidity.

16. Amendments, Waivers, etc. Provisions of this Agreement may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. This Agreement (including Exhibit A hereto) may be amended at any time by written mutual consent of the parties, subject to the requirements of the ICA and rules and regulations promulgated and orders granted thereunder.

17. Governing State Law. This Agreement is made under, and shall be governed by and construed in accordance with, the laws of the State of Connecticut.

18. Severability. Each provision of this Agreement is intended to be severable. If any provision of this Agreement is held to be illegal or made invalid by court decision, statute, rule or otherwise, such illegality or invalidity will not affect the validity or enforceability of the remainder of this Agreement.

The effective date of this agreement is February ___, 1999.

FOR THE INVESTMENT MANAGER:         FOR THE SUB-ADVISER:


--------------------------------    --------------------------
John Birch
Senior Vice President & Chief Operating Officer

Date:    _________________________  Date:______________________

Attest:  _________________________  Attest_____________________

                      American Skandia Advisor Funds, Inc.
                        ASAF Marsico Capital Growth Fund
                             Sub-Advisory Agreement

                                    EXHIBIT A




An annual rate of .45% of the average daily net assets of the Fund.



                      AMERICAN SKANDIA ADVISOR FUNDS, INC,

                PROXY FOR SPECIAL MEETING OF SHAREHOLDERS OF THE
                        ASAF MARSICO CAPITAL GROWTH FUND
                         TO BE HELD ON FEBRUARY 5, 1999

     The undersigned  hereby appoints Lucinda Cicarello and Andrea Hinks each of
them  as  the  proxy  or  proxies  of  the  undersigned,   with  full  power  of
substitution,  to vote on behalf of the  undersigned  all  shares of  beneficial interest of the above stated Fund of American  Skandia  Advisor Funds,  Inc. (or
"Company")  that the undersigned is entitled to vote at a Special Meeting of the
Shareholders  of the ASAF Marsico  Capital Growth Fund to be held at 10:00 a.m.,
Eastern Time, on February 5, 1999 at the offices of the Company at One Corporate
Drive,  Shelton,  Connecticut and at any adjournments  thereof, upon the matters described in the  accompanying  Proxy Statement and upon any other business that may properly come before the meeting or any  adjournment  thereof.  Said proxies are directed to vote or to refrain  from voting as checked on the reverse  side.
If any other  matters are properly  presented  to the meeting for action,  it is intended that the proxies will vote in accordance with their judgment.

     PLEASE VOTE,  DATE AND SIGN ON REVERSE AND RETURN  PROMPTLY IN THE ENCLOSED
ENVELOPE.

         The undersigned acknowledges receipt with this proxy of a copy of the Combined Notice of Special Meeting of Shareholders and the Proxy Statement of the Company. If a contract is jointly held, each contract owner named should sign. If only one signs, his or her signature will be binding. If the contract owner is a trust, custodial account or other entity, the name of the trust or the custodial account should be entered and the trustee, custodian, etc. should sign in his or her own name, indicating that he or she is "Trustee,"
"Custodian," or other applicable designation. If the contract owner is a partnership, the partnership should be entered and the partner should sign in his or her own name, indicating that he or she is a "Partner."

HAS YOUR ADDRESS CHANGED?

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________


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
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AMERICAN SKANDIA ADVISOR FUNDS, INC.                       THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS VOTING FOR THE
                                                           FOLLOWING PROPOSAL:
ASAF MARSICO CAPITAL GROWTH FUND


                                                           I. TO APPROVE A NEW SUB-ADVISORY AGREEMENT        For   Against  Abstain
                                                              BETWEEN AMERICAN SKANDIA INVESTMENT SERVICES,    []     []      []
                                                              INCORPORATED AND MARSICO CAPITAL MANAGEMENT,
                                                              LLC REGARDING THE INVESTMENT ADVICE TO THE
RECORD DATE SHARES:                                           ASAF MARSICO CAPITAL GROWTH FUND.

                                                            THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR THE
                                                            PROPOSALS IF NO CHOICE IS INDICATED.



                                                            THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE
                                                            COMPANY.



Please be sure to sign and date this Proxy  Date: __________     Mark box at right if an address has been noted on the reverse  []
                                                                 side of this card.

______________________________________________________________
Shareholder sign here         Co-owner sign here
------------------------------------------------------------------------------------------------------------------------------------
DETACH CARD                                                                                                             DETACH CARD